                            Letter to Stockholders

-------------------------------------------------------------------------------


We are pleased to submit the financial statements for the six months ended June 30, 2000. In addition, the report of independent accountants, a schedule of investments, and summary financial information for the Company are provided.

Net assets of the Company at June 30, 2000 were $42.64 per share on 52,791,127 shares outstanding, compared with $40.28 per share at December 31, 1999, on 53,894,827 shares outstanding. On March 1, 2000, a distribution of $0.12 per share was paid consisting of $0.07 from 1999 long-term capital gain and $0.05 from 2000 investment income. All are taxable in 2000. A 2000 investment income dividend of $0.12 per share was paid on June 1, 2000 and another $0.12 invest-ment income dividend has been declared to shareholders of record August 18, 2000, payable September 1, 2000.

Net investment income for the six months ended June 30, 2000 amounted to $8,799,608, compared with $9,574,280 for the same period in 1999. These earn-ings are equal to $0.17 and $0.18 per share, respectively, on the average num-ber of shares outstanding during each period.

Net capital gain realized on investments for the six months ended June 30, 2000 amounted to $76,676,129, the equivalent of $1.45 per share.

Current and potential shareholders can find information about the Company, in-cluding the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, at its site on the Internet. The address for the site is www.adamsexpress.com. Also available at the website are a brief his-tory of the Company, historical financial information, and more general indus-try material. Further information regarding shareholder services is located on page 11 of this report.

The Company is an internally-managed equity fund whose investment policy is essentially based on the primary objectives of preservation of capital, the attainment of reasonable income from investments and, in addition, an opportu-nity for capital appreciation.

By order of the Board of Directors,



/s/ Douglas G. Ober       /s/ Joseph M. Truta
-------------------       -------------------
Douglas G. Ober,          Joseph M. Truta,
Chairman and Chief        President
Executive Officer

July 21, 2000

                      Statement of Assets and Liabilities

--------------------------------------------------------------------------------

                                 June 30, 2000

Assets
Investments* at value:
 Common stocks and convertible securities
  (cost $826,409,180)                           $2,150,175,099
 Non-controlled affiliate, Petroleum &
  Resources Corporation
  (cost $24,134,839)                                44,470,624
 Short-term investments (cost $56,270,112)          56,270,112 $2,250,915,835
--------------------------------------------------------------
Cash                                                                  148,152
Securities lending collateral                                     332,294,404
Receivables:
 Investment securities sold                                            10,175
 Dividends and interest                                             1,494,242
Prepaid expenses and other assets                                   6,209,029
-----------------------------------------------------------------------------
  Total Assets                                                  2,591,071,837
-----------------------------------------------------------------------------
Liabilities
Investment securities purchased                                       870,000
Open written option contracts at value
 (proceeds $751,047)                                                  786,269
Obligations to return securities lending
 collateral                                                       332,294,404
Accrued expenses                                                    6,196,054
-----------------------------------------------------------------------------
  Total Liabilities                                               340,146,727
-----------------------------------------------------------------------------
  Net Assets                                                   $2,250,925,110
-----------------------------------------------------------------------------
Net Assets
Common Stock at par value $1.00 per share,
 authorized 150,000,000 shares; issued and
 outstanding 52,791,127 shares                                 $   52,791,127
Additional capital surplus                                        776,934,142
Undistributed net investment income                                   281,538
Undistributed net realized gain on investments                     76,851,821
Unrealized appreciation on investments                          1,344,066,482
-----------------------------------------------------------------------------
  Net Assets Applicable to Common Stock                        $2,250,925,110
-----------------------------------------------------------------------------
  Net Asset Value Per Share of Common Stock                            $42.64
-----------------------------------------------------------------------------

*See Schedule of Investments on pages 6 through 8.

The accompanying notes are an integral part of the financial statements.

                            Statement of Operations

--------------------------------------------------------------------------------

                         Six Months Ended June 30, 2000

Investment Income
 Income:
  Dividends:
   From unaffiliated issuers                                   $  9,533,853
   From non-controlled affiliate                                    326,723
  Interest                                                        2,650,925
---------------------------------------------------------------------------
   Total income                                                  12,511,501
---------------------------------------------------------------------------
 Expenses:
  Investment research                                             1,866,913
  Administration and operations                                     869,658
  Directors' fees                                                    97,250
  Reports and stockholder communications                            228,927
  Transfer agent, registrar and custodian expenses                  196,757
  Auditing services                                                  27,696
  Legal services                                                     61,639
  Occupancy and other office expenses                               135,851
  Travel, telephone and postage                                      79,087
  Other                                                             148,115
---------------------------------------------------------------------------
   Total expenses                                                 3,711,893
---------------------------------------------------------------------------
   Net Investment Income                                          8,799,608
---------------------------------------------------------------------------
Realized Gain and Change in Unrealized Appreciation on
 Investments
 Net realized gain on security transactions                      76,518,818
 Net realized gain distributed by regulated investment company
  (non-controlled affiliate)                                        157,311
 Change in unrealized appreciation on investments                45,403,796
---------------------------------------------------------------------------
   Net Gain on Investments                                      122,079,925
---------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                 $130,879,533
---------------------------------------------------------------------------

                       Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                 Six Months        Year Ended
                                             Ended June 30, 2000 Dec. 31, 1999
                                             ------------------- -------------
From Operations:
 Net investment income                         $    8,799,608    $   19,143,783
 Net realized gain on investments                  76,676,129       106,820,166
 Change in unrealized appreciation on
  investments                                      45,403,796       419,522,952
--------------------------------------------------------------------------------
  Increase in net assets resulting from
   operations                                     130,879,533       545,486,901
--------------------------------------------------------------------------------
Dividends to Stockholders from:
 Net investment income                             (9,020,493)      (20,231,884)
 Net realized gain from investment
  transactions                                     (3,740,074)     (106,865,901)
--------------------------------------------------------------------------------
  Decrease in net assets from distributions       (12,760,567)     (127,097,785)
--------------------------------------------------------------------------------
From Capital Share Transactions:
 Value of common shares issued in payment
  of optional distributions                          - 0 -           65,780,453
 Cost of common shares purchased (note 4)         (37,995,731)       (1,448,030)
--------------------------------------------------------------------------------
  Change in net assets from capital share
   transactions                                   (37,995,731)       64,332,423
--------------------------------------------------------------------------------
  Total Increase in Net Assets                     80,123,235       482,721,539
Net Assets:
 Beginning of period                            2,170,801,875     1,688,080,336
--------------------------------------------------------------------------------
 End of period (including undistributed net
  investment income of $281,538 and $502,423,
  respectively)                                $2,250,925,110    $2,170,801,875
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                         Notes to Financial Statements

-------------------------------------------------------------------------------

1. Significant Accounting Policies

The Adams Express Company (the Company) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company's invest-ment objectives as well as the nature and risk of its investment transactions are set forth in the Company's registration statement.

Security Valuation -- Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments are valued at amortized cost. Written options are valued at the last sale price or last quoted asked price.

Affiliated Companies -- Investments in companies 5% or more of whose outstand-ing voting securities are held by the Company are defined as "Affiliated Com-panies" in Section 2(a)(3) of the Investment Company Act of 1940.

Security Transactions and Investment Income -- Investment transactions are ac-counted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distribu-tions to shareholders are recognized on the ex-dividend date, and interest in-come is recognized on the accrual basis.

2. Federal Income Taxes

The Company's policy is to distribute all of its taxable income to its share-holders in compliance with the requirements of the Internal Revenue Code ap-plicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at June 30, 2000 was $907,113,235, and net unrealized appreciation aggregated $1,344,553,647 of which the related gross unrealized appreciation and depreciation were $1,424,834,554 and 80,280,907, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, peri-odic reclassifications are made within the Company's capital accounts to re-flect income and gains available for distribution under income tax regula-tions.

3. Investment Transactions

Purchases and sales of portfolio securities, other than options and short-term investments, during the six months ended June 30, 2000 were $125,276,394 and $181,673,955, respectively. The Company, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Option transactions comprised an insignificant portion of operations during the period ended June 30, 2000. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. Capital Stock

The Company may purchase shares of its common stock from time to time at such prices and amounts as the Board of Directors may deem advisable. At the begin-ning of 2000, the Company had purchased and was holding 43,500 shares of com-mon stock at a total cost of $1,448,030 and a weighted average discount from net asset value of 16.2% During the six months ended June 30, 2000, the Com-pany purchased 1,103,700 shares of common stock at a total cost of $37,995,731 and a weighted average discount from net asset value of 14.3%. At June 30, 2000, the Company held a total of 1,147,200 shares of its common stock.

The Company has 10,000,000 authorized and unissued preferred shares without par value.

The Company has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 2,050,000 shares of the Company's common stock at 100% of the fair market value at date of grant. Options are exercis-able beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are ex-ercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of sur-render. Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Company during subsequent years. At the beginning of 2000, 253,050 options were outstanding, with a weighted average exercise price of $12.5875 per share. During the six months ended June 30, 2000, the Company granted options including stock appreciation rights for 22,508 shares of common stock with a weighted average exercise price of $33.3125. Stock appreciation rights relat-ing to 38,978 stock option shares were exercised at a weighted average market price of $35.4244 per share and the stock options relating to those rights, which had a weighted average exercise price of $10.1408 per share, were can-celled. At June 30, 2000, there were outstanding exercisable options to pur-chase 52,806 common shares at $7.985-24.1825 per share (weighted average price of $12.2797), and unexercisable options to purchase 183,774 common shares at $7.985-$21.595 per share (weighted average price of $15.6352). The weighted average remaining contractual life of outstanding exercisable and unexercisable options is 5.4131 years and 5.9484 years, respectively. Total compensation expense recognized for the six months ended June 30, 2000 related to the stock options and stock appreciation rights plan was $789,956. At June 30, 2000, there were 883,713 shares available for future option grants.

5. Retirement Plans

The Company provides retirement benefits for its employees under a non-con-tributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Company's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist of investments in individual stocks and bonds and mutual funds.

The actuarially computed net pension cost credit for the six months ended June 30, 2000 was $283,422, and consisted of service cost of $89,834, interest cost of $169,011, expected return on plan assets of $446,660, and net amortization credit of $95,607.

In determining the actuarial present value of the projected benefit obliga-tion, the interest rate used for the weighted average discount rate was 8.0%, the expected rate of annual salary increases was 7.0%, and the long-term ex-pected rate of return on plan assets was 8.0%.

On January 1, 2000, the projected benefit obligation for service rendered to date was $4,322,841. During the six months ended June 30, 2000, the projected benefit obligation increased due to service cost and interest cost of $89,834 and

-------------------------------------------------------------------------------

$169,011, respectively, and decreased due to benefit payments in the amount of $97,572. The projected benefit obligation June 30, 2000 was $4,484,114.

On January 1, 2000, the actual fair value of plan assets was $11,264,093. Dur-ing the six months ended June 30, 2000, the fair value of plan assets in-creased due to the expected return on plan assets of $446,660 and decreased due to benefit payments in the amount of $97,572. At June 30, 2000, the pro-jected fair value of plan assets amounted to $11,613,181 which resulted in ex-cess plan assets of $7,129,067. The remaining components of prepaid pension cost at June 30, 2000 included $2,047,943 in unrecognized net gain, $596,776 in unrecognized prior service cost and $143,883 is the remaining portion of the unrecognized net asset existing at January 1, 1987, which is being amor-tized over 15 years. Prepaid pension cost included in prepaid expenses and other assets at June 30, 2000 was $5,534,017.

In addition, the Company has a nonqualified benefit plan which provides em-ployees with defined retirement benefits to supplement the qualified plan. The Company does not provide postretirement medical benefits.

6. Expenses

The cumulative amount of accrued expenses at June 30, 2000 for employees and former employees of the Company was $5,433,018. Aggregate remuneration paid or accrued during the six months ended June 30, 2000 to officers and directors amounted to $1,873,603.

Research, accounting and other office services provided to and reimbursed by the Company's non-controlled affiliate, Petroleum & Resources Corporation, amounted to $125,083 for the six months ended June 30, 2000.

7. Portfolio Securities Loaned

The Company makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Company accounts for securities lending transactions as secured financing and receives compen-sation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Company also continues to receive in-terest or dividends on the securities loaned. The loans are secured by collat-eral of at least 102%, at all times, of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Company. At June 30, 2000, the Company had securities on loan of $324,685,645 and held collateral of $332,294,404.


                                                    Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                             Six Months Ended
                                         ------------------------                    Year Ended December 31
                                          June 30,     June 30,    --------------------------------------------------------
                                            2000         1999         1999       1998        1997        1996       1995
                                         -----------  -----------  ---------- ----------- ----------- ----------- ---------
Per Share Operating Performance
Net asset value, beginning of period         $40.28       $32.54     $32.54       $28.51     $23.71       $21.36    $17.98
---------------------------------------------------------------------------------------------------------------------------
Net investment income                          0.17         0.18       0.37         0.45       0.43         0.52      0.50
Net realized gains and change in
 unrealized appreciation and other
 changes                                       2.43         3.10       9.82         5.68       6.33         3.55      4.54
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations               2.60         3.28      10.19         6.13       6.76         4.07      5.04
Less distributions
Dividends from net investment income          (0.17)       (0.18)     (0.39)       (0.45)     (0.44)       (0.52)    (0.52)
Distributions from net realized gains         (0.07)       (0.06)     (2.06)       (1.65)     (1.52)       (1.20)    (1.14)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                           (0.24)       (0.24)     (2.45)       (2.10)     (1.96)       (1.72)    (1.66)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $42.64       $35.58     $40.28       $32.54     $28.51       $23.71    $21.36
---------------------------------------------------------------------------------------------------------------------------
Per share market price, end of period        $36.875      $29.125    $33.5625     $26.625    $24.1875     $19.75    $18.50
Total Investment Return
Based on market price                         10.6%        10.4%      36.1%        19.3%      33.1%        16.4%     29.5%
Based on net asset value                       6.6%        10.3%      33.6%        23.7%      30.7%        21.0%     29.9%
Ratios/Supplemental Data
Net assets, end of period (in 000's)      $2,250,925   $1,845,897 $2,170,802   $1,688,080 $1,424,170   $1,138,760  $986,231
Ratio of expenses to average net assets        0.34%/+/     0.26%/+/   0.32%        0.22%      0.39%        0.34%     0.46%
Ratio of net investment income to
 average net assets                            0.81%/+/     1.10%/+/   1.06%        1.48%      1.61%        2.30%     2.51%
Portfolio turnover                            11.76%/+/    21.56%/+/  15.94%       22.65%     17.36%       19.60%    23.98%
Number of shares outstanding at
 end of period (in 000's)                     52,791       51,877     53,895       51,877     49,949       48,037    46,166

--------
/+/Ratios presented on an annualized basis.

                            Schedule of Investments

--------------------------------------------------------------------------------

                                 June 30, 2000

                                                   Shares      Value (A)
                                                   ------      ---------
Stocks And Convertible Securities -- 97.5%

 Basic Materials -- 1.1%
  Avery Dennison Corp.                                70,000 $    4,698,750
  Cabot Corp.                                         75,000      2,043,750
  Engelhard Corp.                                    395,000      6,739,688
  Mead Corp.                                         400,000     10,175,000
                                                             --------------
                                                                 23,657,188
                                                             --------------
 Capital Goods -- 11.6%
  Black & Decker Corp.                               300,000     11,793,750
  Corning, Inc.                                      425,000    114,537,500
  Dover Corp.                                        260,000     10,546,250
  General Electric Co.                             1,920,000    101,760,001
  Honeywell Int'l. Co.                               346,500     11,672,719
  Pall Corp.                                         600,000     11,100,000
                                                             --------------
                                                                261,410,220
                                                             --------------
 Communication Services -- 13.6%
  Telecommunications --
   Cellular and Wireless -- 4.2%
  MediaOne Group, Inc.
   6.25% PIES due 2001                                85,000      7,644,688
  Nextel Communications Inc.
   5.25% Conv. Notes
   due 2010                                       10,000,000     10,425,000
  Nextel Communications Inc. (B)                   1,040,000     63,635,000
  Vodafone AirTouch plc ADS                          287,500     12,003,125
                                                             --------------
                                                                 93,707,813
                                                             --------------
  Telecommunications -- Long Distance -- 4.0%
  Qwest Communications International, Inc.
   5.75% TRENDS Pfd.
   due 2003 (C)                                      125,000     10,196,250
  Qwest Communications International, Inc. (B)       760,000     37,762,500
  Williams Communications Group, Inc. (B)            493,700     16,384,669
  WorldCom, Inc. (B)                                 550,000     25,231,250
                                                             --------------
                                                                 89,574,669
                                                             --------------
  Telephone -- 5.4%
  American Tower Corp.
   5.00% Conv. Notes
   due 2010                                       10,000,000     10,075,000
  BellSouth Corp.                                    440,000     18,755,000
  Global Crossing Ltd. 6.75% Conv. Pfd. due 2012      40,000      8,780,000
  Global Crossing Ltd. (B)                           644,000     16,945,250
  RCN Corp. (B)                                      280,000      7,105,000
  SBC Communications Inc.                            787,960     34,079,270
  Time Warner Telecom Inc. (B)                       404,500     26,039,688
                                                             --------------
                                                                121,779,208
                                                             --------------
                                                   Shares      Value (A)
                                                   ------      ---------
 Consumer -- 5.7%
  Consumer Cyclical -- 1.0%
  Delphi Automotive, Inc.                            690,000 $   10,048,125
  Tiffany & Co.                                      175,000     11,812,500
                                                             --------------
                                                                 21,860,625
                                                             --------------
 Consumer Staples -- 4.7%
  Coca-Cola Co.                                      170,000      9,764,375
  Dean Foods Co.                                     300,000      9,506,250
  Fort James Corp.                                   700,000     16,187,500
  Houston Industries Inc.
   7.00% Conv. ACES due 2000                          90,000     11,193,750
  Interstate Bakeries Corp.                          138,000      1,932,000
  Ivex Packaging Corp. (B)                           928,000     10,324,000
  McDonald's Corp.                                   560,000     18,445,000
  MediaOne Group, Inc. (B)                           150,000      9,964,875
  PepsiCo, Inc.                                      295,000     13,109,063
  Ralston Purina
   7.00% SAILS due 2000                              180,000      5,546,250
                                                             --------------
                                                                105,973,063
                                                             --------------
 Energy -- 5.8%
  BP Amoco plc ADR                                   270,000     15,271,876
  Enron Corp.                                        500,000     32,250,000
  Exxon Mobil Corp.                                  158,418     12,435,813
  Petroleum & Resources
   Corporation (D)                                 1,210,085     44,470,624
  Schlumberger Ltd.                                   88,400      6,596,850
  Williams Companies, Inc.                           500,000     20,843,750
                                                             --------------
                                                                131,868,913
                                                             --------------
 Financial -- 10.8%
  Banking -- 6.5%
  Associates First Capital Corp.
   Ser. A                                            546,800     12,200,475
  Bank One Corp.                                     330,000      8,765,625
  BankNorth Group, Inc.                              474,000      7,258,125
  Federal Home Loan Mortgage Corp.                   360,000     14,580,000
  Greenpoint Financial Corp.                         435,000      8,156,250
  Investors Financial Services Corp.                 800,000     31,750,000
  Mellon Financial Corp.                             420,000     15,303,750
  National City Corp.                                160,000      2,720,000
  Provident Bankshares Corp.                         319,068      4,307,418
  Wachovia Corp.                                     190,000     10,307,500
  Wells Fargo & Co.                                  550,000     21,312,500
  Wilmington Trust Corp.                             210,000      8,977,500
                                                             --------------
                                                                145,639,143
                                                             --------------

--------------------------------------------------------------------------------

                                 June 30, 2000

                                                       Shares      Value (A)
                                                       ------      ---------
  Insurance -- 4.3%
  AMBAC Financial Group, Inc.                            379,600 $   20,806,825
  American International Group, Inc.                     506,250     59,484,376
  Annuity & Life Re (Holdings), Ltd.                     700,000     17,150,000
                                                                 --------------
                                                                     97,441,201
                                                                 --------------
 Health Care -- 11.4%
  Abbott Laboratories                                    255,000     11,315,625
  ALZA Corp. (B)                                         340,000     20,102,500
  American Home Products Corp.                           425,000     24,968,750
  Baxter International                                   255,000     17,929,688
  Chiron Corp. (B)                                       550,000     26,125,000
  Edwards Lifesciences                                    51,000        943,500
  Elan Corp., plc ADR (B)                                705,000     34,148,438
  Johnson & Johnson                                      180,000     18,337,500
  Lilly (Eli) & Co.                                      290,000     28,855,000
  Merck & Co., Inc.                                      300,000     22,762,500
  Pharmacia Corp.                                        368,900     19,067,519
  SmithKline Beecham plc ADR                             260,000     16,948,750
  Vertex Pharmaceuticals Inc. 5.00% Conv. Sub. Notes
   due 2007 (C)                                       10,000,000     14,300,000
                                                                 --------------
                                                                    255,804,770
                                                                 --------------
 Technology -- 32.9%
  Communication Equipment -- 13.4%
  Ericsson (L.M.) Telephone Co. ADR                    3,133,333     62,667,000
  Lucent Technologies Inc.                               508,920     30,153,510
  Motorola, Inc.                                         485,622     14,113,389
  Nokia Corp. ADR                                      1,840,000     91,885,000
  Nortel Networks Corp.                                1,490,000    103,182,500
                                                                 --------------
                                                                    302,001,399
                                                                 --------------
                                                        Shares      Value (A)
                                                        ------      ---------
  Computer Related -- 13.7%
  Axent Technologies Inc.(B)                              445,000 $   11,041,563
  BMC Software Inc. (B)                                   300,000     10,945,313
  Cisco Systems, Inc. (B)                               1,835,000    116,637,188
  First Data Corp.                                        343,980     17,070,008
  Hewlett-Packard Co.                                     200,000     24,900,000
  Oracle Corp. (B)                                        590,000     49,596,875
  QRS Corp. (B)                                           550,000     13,509,375
  Sapient Corp. (B)                                       575,000     61,489,063
  Sun Microsystems Inc. (B)                                50,000      4,546,875
                                                                  --------------
                                                                     309,736,260
                                                                  --------------
  Electronics -- 5.7%
  Intel Corp.                                             340,000     45,453,750
  Solectron Corp. (B)                                   2,000,000     83,750,000
                                                                  --------------
                                                                     129,203,750
                                                                  --------------
 Transportation -- 0.5%
  Canadian National Railway Co. 5.25% Conv. Pfd. QUIDS
   due 2029                                                15,000        675,000
  Canadian National Railway Co.                            60,000      1,751,250
  Ryder System, Inc.                                      445,000      8,427,188
                                                                  --------------
                                                                      10,853,438
                                                                  --------------
 Utilities -- 4.2%
  Black Hills Corp.                                       555,000     12,522,188
  Calpine Capital Trust 5.75% Conv. Pfd. HIGH TIDES       202,500     24,046,875
  Calpine Corp. (B)                                        70,000      4,602,500
  CINergy Corp.                                           300,000      7,631,250
  ENDESA, S.A. ADR                                        350,000      6,825,000
  Northwestern Corp.                                      500,000     11,562,500
  TECO Energy, Inc.                                       300,000      6,018,750
  United Water Resources Inc.                             600,000     20,925,000
                                                                  --------------
                                                                      94,134,063
                                                                  --------------
Total Stocks and Convertible Securities
  (Cost $850,544,019) (E)                                          2,194,645,723
                                                                  --------------

-------------------------------------------------------------------------------

                                 June 30, 2000

                                                Prin. Amt.     Value (A)
                                                ----------     ---------
Short-Term Investments -- 2.5%
 U.S. Government Obligations -- 0.7%
 U.S. Treasury Bills,
  5.77%, due 8/24/00                            $15,000,000 $   14,870,175
                                                            --------------
 Commercial Paper -- 1.8%
 Chevron USA, 6.48%, due 7/11/00                  6,400,000      6,388,480
 Deere (John) Capital Corp., 6.50%, due 7/31/00   7,675,000      7,633,427
 Ford Motor Credit Corp.,
  6.47-6.53%, due 7/6/00-7/20/00                 13,725,000     13,699,640

                                                Prin. Amt.     Value (A)
                                                ----------     ---------
 General Electric Capital Corp., 6.53-6.75%,
  due 7/6/00-7/18/00                             $8,715,000 $    8,689,223
 Texaco, Inc., 6.50%,
  due 7/13/00                                     5,000,000      4,989,167
                                                            --------------
                                                                41,399,937
                                                            --------------
Total Short-Term Investments
 (Cost $56,270,112)                                             56,270,112
                                                            --------------
Total Investments
 (Cost $906,814,131)                                         2,250,915,835
 Cash, receivables and other assets, less liabilities                9,275
                                                            --------------
Net Assets -- 100.0%                                        $2,250,925,110
                                                            ==============

-------------------------------------------------------------------------------
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ, except re-stricted securities.
(B) Presently non-dividend paying.
(C) Restricted securities (Qwest Communications International, Inc. 5.75% TRENDS Pfd. due 2003, acquired 12/4/98, cost $5,218,750, and Vertex Phar-maceuticals Inc. Conv. Sub Notes due 2007, acquired 3/9/00, cost $10,000,000).
(D) Non-controlled affiliate.
(E) The aggregate market value of stocks held in escrow at June 30, 2000 cov-ering open call option contracts written was $14,383,438. In addition, the aggregate market value of securities segregated by the custodian required to collateralize open put option contracts written was $13,346,250.

                        Historical Financial Statistics

-------------------------------------------------------------------------------

                                                                  Dividends    Distributions
                                                         Net         from          from
                                            Common      Asset   Net Investment Net Realized
                            Value of        Shares    Value per     Income         Gains
Dec. 31                    Net Assets     Outstanding   Share     per Share      per Share
-------                    ----------     ----------- --------- -------------- -------------
1990.................... $  529,482,769   31,479,340   $16.82        $.66          $1.06
1991....................    661,895,779   32,747,497    20.21         .54           1.09
1992....................    696,924,779   34,026,625    20.48         .46           1.16
1993....................    840,610,252   42,497,665    19.78         .45           1.18
1994....................    798,297,600   44,389,990    17.98         .50           1.10
1995....................    986,230,914   46,165,517    21.36         .52           1.14
1996....................  1,138,760,396   48,036,528    23.71         .52           1.20
1997....................  1,424,170,425   49,949,239    28.51         .44           1.52
1998....................  1,688,080,336   51,876,651    32.54         .45           1.65
1999....................  2,170,801,875   53,894,827    40.28         .39           2.06
June 30, 2000 ..........  2,250,925,110   52,791,127    42.64         .29*           .07

--------
*Paid or declared

                   Principal Changes in Portfolio Securities

-------------------------------------------------------------------------------

                  During the Three Months Ended June 30, 2000
                                  (unaudited)

                                           Principal Amount or Shares
                              -------------------------------------------------
                                                                      Held
                              Additions           Reductions      June 30, 2000
                              ---------           ----------      -------------
Agilent Technologies........      76,280/(1)/         76,280            --
Axent Technologies Inc. ....     445,000                              445,000
Cabot Corp. ................      75,000                               75,000
Calpine Corp. ..............      35,000/(2)/                          70,000
Ericsson (L.M.) Telephone
 Co. ADR....................   2,383,333/(2,4)/                     3,133,333
Fort James Corp. ...........      90,000                              700,000
General Electric Co. .......   1,280,000/(2)/          5,000        1,920,000
Global Crossing Ltd., 6.75%
 Conv. Pfd. due 2012........      40,000                               40,000
Honeywell Int'l Co. ........     246,500                              346,500
Investors Financial Services
 Corp. .....................     400,000/(2)/         20,000          800,000
Johnson & Johnson...........      53,500                              180,000
Motorola, Inc. .............     323,748/(2)/                         485,622
Nextel Communications
 Inc. ......................     520,000/(2)/                       1,040,000
Nokia Corp. ADR.............   1,380,000/(2)/                       1,840,000
Nortel Networks Corp. ......     745,000/(2)/                       1,490,000
Pharmacia Corp. ............     368,900/(3)/                         368,900
Sun MicroSystems Inc. ......      50,000                               50,000
Avery Dennison Corp. .......                         167,800           70,000
Corning Inc. ...............                          10,000          425,000
Ericsson (L.M.) Telephone
 Co. 4.25% Conv. Sub. Debs.
 due 2000...................                        $120,000/(4)/       --
Financial Security Assurance
 Holdings Ltd. .............                         307,387            --
Legato Systems Inc. ........                         280,000            --
Owens Illinois Inc. ........      91,000             701,000            --
Pharmacia & Upjohn Inc. ....                         310,000/(3)/       --

--------
/(1)/Received .3814 shares for each share of Hewlett Packard.
/(2)/By stock split.
/(3)/Received 1.19 shares of Pharmacia Corp. for each share of Pharmacia &
     Upjohn Inc. held.
/(4)/Exchanged .9 shares of Ericsson (L.M.) Telephone Co. 4.25% Conv. Sub.
     Debs. due 2000 for 1 share of Ericsson (L.M.) Telephone Co. ADR.

                              ------------------

                                 Common Stock
                     Listed on the New York Stock Exchange
                           and the Pacific Exchange

                           The Adams Express Company
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                         Website: www.adamsexpress.com
                       E-mail: contact@adamsexpress.com
                  Telephone: (410) 752-5900 or (800) 638-2479
                      Counsel: Chadbourne & Parke L.L.P.
              Independent Accountants: PricewaterhouseCoopers LLP

              Transfer Agent, Registrar & Custodian of Securities
                             The Bank of New York
                              101 Barclay Street
                              New York, NY 10286
          The Bank's Shareholder Relations Department: (800) 432-8224
                     E-mail: Shareowner-svcs@bankofny.com

                       Report of Independent Accountants

-------------------------------------------------------------------------------

To the Board of Directors and Stockholders of The Adams Express Company:

In our opinion, the accompanying statement of assets and liabilities, includ-ing the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Adams Express Company (here-after referred to as the "Company") at June 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles gener-ally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsi-bility of the Company's management; our responsibility is to express an opin-ion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial state-ments are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presenta-tion. We believe that our audits, which included confirmation of securities at June 30, 2000, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Baltimore, Maryland
July 12, 2000


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
 This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the pur-chase or sale of shares of the Company or of any securities mentioned in the report. The rates of return will vary and the market value of an investment will fluctuate. Shares, if sold, may be worth more or less than their origi-nal cost. Past performance is not indicative of future investment results.
-------------------------------------------------------------------------------

                     Shareholder Information and Services

-------------------------------------------------------------------------------

DIVIDEND PAYMENT SCHEDULE

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their election by notifying their brokerage house representative.

BuyDIRECT(SM)*

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvest-ment plan, sponsored and administered by our transfer agent, The Bank of New York. The Plan provides registered stockholders and interested first time in-vestors an affordable alternative for buying, selling, and reinvesting in Adams Express shares. Direct purchase plans are growing in popularity and Adams Express is pleased to participate in such a plan.

The costs to participants in administrative service fees and brokerage commis-sions for each type of transaction are listed below. Please note that the fees for the reinvestment of dividends as well as the $0.05 per share commission for each share purchased under the Plan have not increased since 1973.

Initial Enrollment                                                     $7.50
A one-time fee for new accounts who are not currently registered holders.

Optional Cash Investments
 Service Fee                                            $2.50 per investment
 Brokerage Commission                                        $0.05 per share

Reinvestment of Dividends**
 Service Fee                                          10% of amount invested
                                           (maximum of $2.50 per investment)

 Brokerage Commission                                        $0.05 per share

Sale of Shares
 Service Fee                                                          $10.00
 Brokerage Commission                                        $0.05 per share

Deposit of Certificates for safekeeping                             Included

Book to Book Transfers                                              Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments
Initial minimum investment (non-holders)                             $500.00
Minimum optional investment
 (existing holders)                                                   $50.00
Electronic Funds Transfer (monthly minimum)                           $50.00
Maximum per transaction                                           $25,000.00
Maximum per year                                                        NONE

A brochure which further details the benefits and features of BuyDIRECT as well as an enrollment form may be obtained by contacting The Bank of New York.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Dividend Reinvestment Plan remains available through many regis-tered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in the Plan or contact The Bank of New York about the BuyDIRECT Plan.

                                  -----------

The Company                                 The Transfer Agent
The Adams Express Company                   The Bank of New York
Lawrence L. Hooper, Jr.,                    Shareholder Relations
Vice President, Secretary and                Dept.-8W
 General Counsel                            P.O. Box 11258
Seven St. Paul Street,                      Church Street Station
 Suite 1140                                 New York, NY 10286
Baltimore, MD 21202                         (800) 432-8224
(800) 638-2479                              Website:
Website:                                    http://stock.bankofny.com
www.adamsexpress.com                        E-mail:
E-mail:                                     Shareowner-svcs@
contact@adamsexpress.com                    bankofny.com

*BuyDIRECT is a service mark of The Bank of New York.
**The year-end dividend and capital gain distribution may be made in newly issued shares of common stock in which event there would be no fees or commissions in connection with this dividend and capital gain distribution.

                       The Adams Express Company
------------------------------------------------------------------------
Board of Directors

Enrique R. Arzac/1,4/                   Douglas G. Ober/1/
Daniel E. Emerson/2,4/                  Landon Peters/2,4/
Thomas H. Lenagh/2,3/                   John J. Roberts/1,4/
W.D. MacCallan/1,3/                     Susan C. Schwab/1,3/
W. Perry Neff/1,2/                      Robert J.M. Wilson/3,4/

1. Member of Executive Committee
2. Member of Audit Committee
3. Member of Compensation Committee
4. Member of Retirement Benefits Committee

Officers

Douglas G. Ober                         Chairman and
                                         Chief Executive Officer
Joseph M. Truta                         President
Richard F. Koloski                      Executive Vice President
Richard B. Tumolo                       Vice President--Research
Lawrence L. Hooper, Jr.                 Vice President,
                                         Secretary and
                                         General Counsel
Maureen A. Jones                        Vice President and
                                         Treasurer
Christine M. Griffith                   Assistant Treasurer
Geraldine H. Stegner                    Assistant Secretary

                             ----------
                             Stock Data
                             ----------

Price (6/30/00)                                   $36.875
Net Asset Value (6/30/00)                         $42.64
Discount:                                          13.5%

New York Stock Exchange and Pacific Exchange ticker symbol: ADX

NASDAQ Mutual Fund Quotation Symbol: XADEX

Newspaper stock listings are generally under the abbreviation: AdaEx

                         ---------------------
                         Distributions in 2000
                         ---------------------

From Investment Income                             $0.29
  (paid or declared)
From Net Realized Gains                             0.07
                                                   -----
    Total                                          $0.36
                                                   =====

                      ---------------------------
                      2000 Dividend Payment Dates
                      ---------------------------

                             March 1, 2000
                             June 1, 2000
                             September 1, 2000
                             December 27, 2000*

                         *Anticipated





                              [ART APPEARS HERES]


                         [ADAMS EXPRESS COMPANY LOGO]



                              Semi-Annual Report
                            ----------------------
                                 June 30, 2000



                          building for the future
                               with solid investments(R)